Exhibit 10.1 THE ESTÉE LAUDER COMPANIES INC. AMENDED AND RESTATED FISCAL 2002 SHARE INCENTIVE PLAN (Amended and Restated as of November 8, 2024) 1. Purpose. The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (as amended and restated as of the date set forth above) (the “Plan”) is intended to provide incentives which will attract, retain, motivate and reward highly competent officers, directors and key employees of The Estée Lauder Companies Inc. (the “Company”) and its subsidiaries and affiliates (collectively, the “Company Group”), by providing them opportunities to acquire shares of the Class A Common Stock, par value $0.01 per share, of the Company (“Class A Common Stock”) or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company Group’s officers, directors and key employees to those of its other stockholders. The Plan shall apply solely for Benefits granted on and following the date of this amendment and restatement, November 8, 2024 (the “2024 Amendment”). Any Benefit granted prior to the 2024 Amendment shall be subject to the terms and conditions of the plan in effect on the grant date. 2. Administration. (a) The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) from among its members (which may be the Compensation Committee or the Stock Plan Subcommittee) and shall be comprised, unless otherwise determined by the Board, of at least two members who qualify as “Non-Employee Directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Benefit granted by the Committee which Benefit is otherwise validly granted under the Plan. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable, including the right to establish the terms and conditions of Benefits, to accelerate the vesting or exercisability of Benefits and to cancel Benefits. The Committee may determine the extent to which any Benefit under the Plan is required to comply, or not comply, with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company Group against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct. (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee. (c) Notwithstanding any provision of the Plan to the contrary, the Board may from time to time reserve to a committee (the “Employee Equity Award Committee”), comprised of one or more members of the Board whether or not such member(s) serve on the Committee, any or all of the authority and responsibility of the Committee under the Plan (other than with respect to Sections 13 and 21 of the Plan), except that the Employee Equity Award Committee shall have no authority and

2 responsibility with respect to Benefits granted (or to be granted) to (i) executive officers of the Company, (ii) members of the Board, or (iii) any individual who is subject to the reporting and liability provisions of Section 16 of the Exchange Act. To the extent and during such time as the Board has so reserved any authority and responsibility to the Employee Equity Award Committee, the Employee Equity Award Committee shall have all of the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 2(c) and in Sections 13 and 21 of the Plan) shall include the Employee Equity Award Committee. To the extent that any action of the Employee Equity Award Committee under the Plan made within such authority conflicts with actions taken by the Committee, the actions of the Committee shall control. 3. Participants. Participants will consist of such officers, directors (including non-employee directors) and key employees of the Company Group as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company Group and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits. 4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of the following (collectively, “Benefits”): (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below). Benefits shall be evidenced by agreements (which need not be identical across participants) in such forms as the Committee may from time to time approve (each a “Benefit Agreement”); provided, however, that in the event of any conflict between the provisions of the Plan and any Benefit Agreement and subject to Section 12 hereof, the provisions of the Plan shall prevail. 5. Common Stock Available Under the Plan; Minimum Vesting. (a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 13 hereof, the maximum number of shares of Class A Common Stock that is available for issuance to participants (including permitted assignees) and their beneficiaries under the Plan, shall be 98,000,000 (the “Maximum Aggregate Share Amount”), which may be authorized and unissued or treasury shares. Any shares of Class A Common Stock covered by a Benefit granted under the Plan, which are forfeited, canceled, expired or, in the case of a Benefit other than a Stock Option, is settled in cash, shall again be available for issuance under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Class A Common Stock available for Benefits but shall not apply for purposes of determining the maximum number of shares of Class A Common Stock that may be delivered through ISOs (as defined below) under the Plan. (b) Shares of Class A Common Stock withheld or tendered (either actually or by attestation) to satisfy tax withholding obligations for Benefits granted under the Plan or any shares of Class A Common Stock withheld or tendered to pay the exercise price of Stock Options under the Plan shall be counted against the shares of Class A Common Stock available for issuance under the Plan and shall not be available again for grant. Shares of Class A Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity (“Assumed Awards”) shall not reduce the maximum number of shares of Class A Common Stock available for issuance under the Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or its subsidiaries or affiliates acquiring another entity (or an interest in another entity). This Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Class A Common Stock available for Benefits but shall not apply for purposes of determining the maximum number of shares of Class A Common Stock that may be delivered through ISOs under the Plan. (c) Subject to any adjustments made in accordance with Section 13 hereof, the aggregate number of shares of Class A Common Stock that may be delivered through Stock Options that are intended to be ISOs shall be the Maximum Aggregate Share Amount. Subject to any adjustments made in accordance with Section 13 hereof, the maximum number of shares with respect to which Benefits may be granted under the Plan to any non-employee director of the Company in any fiscal year of the Company shall not exceed 24,000 shares of Class A Common Stock.

3 (d) Any Benefit granted under the Plan following the 2024 Amendment (other than such Benefits representing (in the aggregate) a maximum of 600,000 shares of Class A Common Stock, subject to adjustment in accordance with Section 13 hereof) shall be granted subject to a minimum earning/vesting period of at least twelve (12) months, such that no such Benefits shall vest or be earned prior to the first anniversary of the applicable grant date. Notwithstanding the foregoing, the Committee may provide for Benefits to be earned or vested prior to the first anniversary of the applicable grant date (i) due to the participant’s death, disability, retirement qualification, leave of absence or termination of employment, or upon a divestiture, reduction in force or sale or disposition of a subsidiary or division or any other similar event, in each case as determined by the Committee, (ii) as provided in Section 13 hereof or (iii) in connection with the grant of an Assumed Award in replacement of an award scheduled to vest within twelve (12) months following the date of grant of such Assumed Award. 6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Class A Common Stock at set terms. Stock Options may be “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”), or Stock Options which do not constitute ISOs (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more ISOs, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). In no event shall dividends or dividend equivalents be paid with respect to Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations: (a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, except in the case of Assumed Awards to the extent permitted by Section 409A of the Code and subject to subsection (d) below, that the per-share exercise price shall not be less than 100% of the Fair Market Value of the Class A Common Stock on the date the Stock Option is granted. (b) Payment of Exercise Price. The exercise price may be paid in cash or cash-equivalent or, so long as the Class A Common Stock is publicly traded on a nationally recognized established securities market, using a “sell-to-cover” or “cashless-for-cash” method through the Company’s designated broker or electronic trading platform. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms or electronic trading platforms. The Company, in its sole discretion, may establish, decline to approve, or terminate any program with any broker or electronic trading platform. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purposes of the Plan. In determining which method(s) a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate, and the Committee may impose any conditions or terms as it deems appropriate. (c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Benefit Agreement relating to the option grant. (d) Limitations on Incentive Stock Options. ISOs may only be granted to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000 and any Stock Options exercisable in excess of the $100,000 limit shall be treated as nonqualified Stock Options. For purposes of the preceding sentence, ISOs will be taken into account in the order in which they are granted. The per-share exercise price of an ISOs shall not be less than 100% of the Fair Market Value of the Class A Common Stock on the date of grant, and no ISOs may be exercised later than ten years after the date it is granted; provided, however, that ISOs may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed

4 at not less than 110% of the Fair Market Value of the Class A Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. (e) Post-Employment Exercises. To the extent permissible under applicable law, the exercise of any Stock Option after termination of employment shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with the Company or any of its subsidiaries, or takes employment with, or renders services to, a competitor of the Company or any of its subsidiaries, nor (ii) conducts himself or herself in a manner adversely affecting the business of the Company or any of its subsidiaries. 7. Stock Appreciation Rights. (a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right is a right to receive a payment in cash, Class A Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation (which shall be no more than the Fair Market Value), of a specified number of shares of Class A Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which, except in the case of Assumed Awards, to the extent permitted by Section 409A of the Code, shall be no less than the Fair Market Value on the date of grant) of such shares of Class A Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, subject to Section 409A of the Code, the Fair Market Value designated in the Benefit Agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time; provided that, in no event shall dividends or dividend equivalents be paid with respect to Stock Appreciation Rights. (b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Committee; provided, however, that no Stock Appreciation Right shall be exercisable later than ten years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Benefits Agreement evidencing such Stock Appreciation Right. (c) To the extent permissible under applicable law, the exercise of any Stock Appreciation Right after termination of employment shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with the Company or any of its subsidiaries, or takes employment with, or renders services to, a competitor of the Company or any of its subsidiaries, nor (ii) conducts himself or herself in a manner adversely affecting the business of the Company or any of its subsidiaries. 8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Class A Common Stock issued or transferred to participants with or without payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines to be appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods. The Committee may require a participant to deliver a duly signed stock power, endorsed in blank, relating to the Class A Common Stock covered by a Stock Award. The Committee may also require that the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company note any restrictions with respect to the Class A Common Stock covered by a Stock Award until the restrictions thereon shall have lapsed. The Benefit Agreement evidencing a Stock Award shall specify whether the participant shall have, with respect to the shares of Class A Common Stock subject to a Stock Award, all or some of the rights of a holder of shares of Class A Common Stock of the Company, including the right to receive dividends and to vote the shares of Class A Common Stock subject to a Stock Award; provided, that, if a participant has the right to receive dividends with respect to the shares of Class A Common Stock subject to a Stock Award, such dividends shall be subject to the same vesting terms as the related Stock Award.

5 9. Performance Awards. (a) Benefits may be granted with performance-vesting terms, including, without limitation, the metrics set forth in Section 11 hereof (“Performance Awards”). Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant; provided, that for Performance Awards subject to Section 409A of the Code, these determinations must be made on or before the date of grant of the Performance Award, unless otherwise permitted under Section 409A of the Code. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon Company Group-wide, divisional and/or individual performance, or other factors as determined by the Committee. (b) The Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments. (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee, in its sole discretion, may require or permit the deferral of the receipt of Performance Awards upon such terms as the Committee deems appropriate. 10. Stock Units. The Committee may, in its discretion, grant Stock Units to participants hereunder. A “Stock Unit” means a notional account representing one share of Class A Common Stock. Stock Units shall be evidenced by a Benefit Agreement, which shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. Each Benefit Agreement evidencing a Stock Unit grant shall specify the vesting requirements, the duration of any applicable deferral period, the performance or other conditions (including upon the termination of a participant’s service due to death, disability or other reason) under which the Stock Unit may be forfeited and such other provisions as the Committee shall determine. A Stock Unit granted by the Committee shall provide for payment in either shares of Class A Common Stock, cash or a combination thereof, as determined by the Committee. Shares of Class A Common Stock issued pursuant to this Section 10 may be issued with or without payments or other consideration therefor, as may be required by applicable law or as may be determined by the Committee. On or before the grant date, the Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Class A Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units and shall be subject to the same vesting and payment terms as the related Stock Unit. 11. Performance Metrics. As determined by the Committee in its sole discretion, either the granting or vesting of Performance Awards may be based on achievement of goals in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria may be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales; (iv) market share; (v) net operating profit and/or margin; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating income and/or margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; (xiii) gross income and/or margin; (xiv) return on invested capital; (xv) total return to stockholders; (xvi) cash flows; or (xvii) any other performance metric as determined by the Committee. In addition, Performance Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. Furthermore, the measurement of performance against goals may exclude or adjust for the impact of certain events or occurrences that were not budgeted or planned for in setting the goals, including, among other things, acquisitions, restructurings, discontinued operations, changes in foreign currency exchange rates, extraordinary items and other unusual or non- recurring items, and the cumulative effects of accounting changes. 12. Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions which the Committee determines to be necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the

6 appropriate foreign governmental entity; provided, however, that no Benefits may be granted and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law. 13. Adjustment Provisions; Change in Control. (a) If there is any change in the Class A Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Committee will adjust, in a fair and equitable manner, the Plan and each outstanding Benefit under the Plan to prevent dilution or enlargement of participants’ rights under the Plan. The Committee will make this adjustment each time one of the changes identified above occurs by (i) adjusting the number of shares of Class A Common Stock and/or kind of shares of common stock of the Company or other securities that may be issued under the Plan or that are subject to other share limitations under the Plan, the number of shares of Class A Common Stock and/or kind of shares of common stock of the Company or other securities that are subject to outstanding Benefits, and/or where applicable, the exercise price or purchase price applicable to outstanding Benefits, (ii) granting a right to receive one or more payments of securities, cash and/or property (which right may be evidenced as an additional Benefit under this Plan) in respect of any outstanding Benefit, or (iii) providing for the settlement of any outstanding Benefit (other than a Stock Option or Stock Appreciation Right) in such securities, cash and/or property as would have been received had the Benefit been settled in full immediately prior to the change. However, any adjustment or change or other action under this Section 13 shall comply with or otherwise ensure exemption from Section 409A of the Code, as applicable. Appropriate adjustments also may be made by the Committee to the terms of any Benefits under the Plan to reflect such changes or distributions (and any extraordinary dividend or distribution of cash or other assets) and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. (b) Notwithstanding any other provision of this Plan, in the event of a Change in Control (as defined below), if (I) the Company is not the surviving entity following such Change in Control, and the surviving entity following such Change in Control or the acquiring entity (such surviving entity or acquiring entity, the “Acquiror”) does not assume the outstanding Benefits or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Benefits, then (i) the time-vesting condition applicable to any Benefit shall be deemed satisfied and (ii) the performance-vesting condition applicable to any Performance Award shall be deemed achieved at the greater of the target level or actual performance (taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined, which date shall not be later than the end of the applicable performance period), in each case as determined by the Committee in its discretion; or (II) the Company is the surviving entity following a Change in Control, or the Acquiror assumes the outstanding Benefits or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Benefits (the “Replacement Awards”), then all such Benefits or Replacement Awards shall remain outstanding and be governed by their respective terms and the provisions of the Plan; provided, that the performance-vesting condition applicable to any Performance Award shall be deemed achieved at the greater of the target level or actual performance (taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined, which date shall not be later than the end of the applicable performance period), in each case as determined by the Committee in its discretion, and such Performance Awards shall remain subject only to time-based vesting over the remainder of the applicable performance period (as determined by the Committee); provided, that, if a participant’s employment with the Company Group or the Acquiror (as applicable) is terminated by the Company Group or the Acquiror (as applicable) without “cause” or by the participant for “good reason” (each as defined in the applicable Benefit Agreement or, if not defined, then such termination protection shall not apply), in either case, within twenty-four (24) months following a Change in Control, then all outstanding Benefits or Replacement Awards shall immediately become fully vested and exercisable and all restrictions will immediately lapse. Any Stock Options or Stock Appreciation

7 Rights which vest in accordance with the preceding sentence (other than ISOs) may be exercised by the participant in accordance with the Plan and the applicable Benefit Agreement at any time within three years after such termination (or such longer period of time provided in the applicable Benefit Agreement or under rules established by the Committee (or the applicable plan administrator)); provided, that, a Stock Option or Stock Appreciation Right may not be exercised on any date beyond the expiration date of such Stock Option or Stock Appreciation Right. Notwithstanding the foregoing, the Committee, in its discretion, may take such other actions (including (i) with respect to the payment or settlement of Benefits and (ii) actions that are inconsistent with the actions listed above) as it deems appropriate with respect to outstanding Benefits, provided, that all such actions (including such actions listed above) ensure Benefits and Replacement Awards are compliant with, or exempt from, Section 409A of the Code. To the extent Benefits are not converted to Replacement Awards upon a Change in Control, the Committee, in its discretion, may determine that each holder of such a Benefit shall receive a cash payment in exchange for cancellation of the Benefit and, in the case of a Stock Option or Stock Appreciation Right outstanding hereunder the payment may be, with respect to each share of Class A Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of such shares of Class A Common Stock (which, for this purpose, may be the price per share of Class A Common Stock implied by such transaction) immediately prior to the occurrence of such Change in Control over the exercise price or purchase price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. If the preceding sentence would result in a Stock Option or Stock Appreciation Right receiving zero consideration in respect thereof, such Stock Option or Stock Appreciation Right may be terminated without consideration. For purposes of this Section 13(b), “Plan” shall include the plan governing Replacement Awards and “Benefit Agreement” shall include the agreement governing Replacement Awards. For purposes of this Plan, a “Change in Control” shall be deemed to have occurred upon any of the following events: (i) On or after the date that there are no shares of Class B Common Stock, par value $0.01 per share, of the Company outstanding, any person as such term is used in Section 13(d) of the Exchange Act or person(s) acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, any employee benefit plan sponsored by the Company Group or any member of the Lauder family or any family-controlled entities) acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person(s)) and “beneficially owns” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, at least 30% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board; or (ii) during any period of twelve consecutive months, either (A) the individuals who at the beginning of such period constitute the Company’s Board of Directors or any individuals who would be “Continuing Directors” (as defined below) cease for any reason to constitute at least a majority thereof or (B) at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; or (iii) the consummation of a sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or (iv) the consummation of a merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of the Company’s common stock outstanding immediately before the effectiveness of that consolidation or merger are changed into or exchanged for common stock of the subsidiary) or (B) in which all shares of the Company’s common stock are converted into cash, securities or other property, except in either case, a consolidation or merger of the Company in which (x) the holders of the shares of the Company’s common stock immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the shares of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation.

8 Notwithstanding the foregoing, (I) none of the following shall constitute a Change in Control: (A) changes in the relative beneficial ownership among members of the Lauder family and family- controlled entities, without other changes that would constitute a Change in Control; or (B) any spin-off of a division or subsidiary of the Company to its stockholders and (II) if “Change in Control” is used as a payment date for “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the event must also constitute a “change in control event” within the meaning of Section 409A of the Code. For purposes of this Section 13, “Continuing Directors” shall mean (x) the directors of the Company in office on November 8, 2024 and (y) any successor to any such director and any director, appointed after November 8, 2024, whose appointment or election is endorsed by a majority of the Continuing Directors at the time of his or her nomination or election. 14. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable other than by will or the laws of descent and distribution, and, if applicable, shall be exercisable, during the participant’s lifetime, only by the participant. The foregoing restrictions do not apply to transfers under a court order, including, but not limited to, any domestic relations order. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in the applicable Benefit Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, a Benefit Agreement, other than a Benefit Agreement evidencing the grant of an ISO, may permit the transferability of a Benefit by a participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons (and/or the participant) or partnerships, corporations, limited liability companies or other entities owned solely by such persons (and/or the participant), including trusts for such persons (and/or the participant), subject to any restriction included in the applicable Benefit Agreement. 15. Other Provisions. The award of any Benefit under the Plan also may be subject to such other provisions (whether or not applicable to a Benefit awarded to any other participant) as the Committee determines appropriate, including without limitation for the forfeiture of, or restrictions on resale or other disposition of, Class A Common Stock acquired under any form of Benefit, or for the acceleration of exercisability, payment or vesting of Benefits. The award of any Benefit under the Plan shall be subject to the receipt by the Company of consideration required under applicable state law. 16. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, “Fair Market Value” shall be the closing price of the Class A Common Stock on the date of determination (or on the last preceding trading date if the Class A Common Stock was not traded on such date) if the Class A Common Stock is readily tradeable on a national securities exchange or other market system. If the Class A Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Class A Common Stock; provided that, for purposes of determining the exercise price or grant price of Stock Options and Stock Appreciation Rights, Fair Market Value will be determined in accordance with the requirements of Section 409A of the Code and the regulations thereunder. 17. Withholding Taxes. All cash payments or distributions made pursuant to the Plan shall be net of the minimum amount required to be withheld pursuant to applicable federal, state, local, foreign and other tax-related requirements arising in connection with the Benefits (the “Withholding Taxes”). Notwithstanding the foregoing, if the Company proposes or is required to distribute Class A Common Stock pursuant to the Plan, the Committee may, in its sole discretion, prescribe any method for satisfying the Withholding Taxes that it determines to be consistent with applicable law and the purposes of the Plan, including (i) requiring the participant to remit to the Company or to the entity that employs such participant an amount in cash or cash-equivalent sufficient to satisfy such Withholding Taxes prior to the delivery of Class A Common Stock; (ii) withholding the Withholding Taxes from any other sums due or to become due to the participant; (iii) permitting a Benefit holder to pay all or a portion of the Withholding Taxes by electing to have the Company or its subsidiary withhold shares of Class A Common Stock having a fair market value, determined based on the average of the high and low trading prices of Class A Common Stock on the date of vesting or settlement (as applicable) (or if the date of vesting or settlement (as applicable) does not fall on a trading day, such average price on the trading day immediately preceding the date of vesting or settlement (as applicable)) equal to the amount of the

9 Withholding Taxes (the “Net-Settle Method”); and (iv) permitting a Benefit holder to use a “sell-to-cover” or “cashless-for-cash” method through the Company’s designated broker or electronic trading platform; provided that, unless the Committee determines otherwise, the Withholding Taxes with respect to Stock Units shall be satisfied using the Net-Settle Method. 18. Tenure. A participant’s right, if any, to continued employment with the Company Group as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan. For the purposes of this Plan, in respect of participants who are non- employee directors, the term “employment” shall mean service. 19. Unfunded Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company Group and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. 20. No Fractional Shares. No fractional shares of Class A Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated with respect to that Benefit. 21. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after November 8, 2024. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (a) increase the aggregate number of shares of Class A Common Stock that may be delivered under the Plan (other than pursuant to Section 13(a) hereof); (b) modify the requirements as to eligibility for participation in the Plan; (c) allow for the repricing of Stock Options or Stock Appreciation Rights for which the stockholder approval is required by the stock exchange on which the Class A Common Stock is listed; (d) allow for the repurchasing of Stock Options or Stock Appreciation Rights for cash or otherwise (other than pursuant to Section 13 hereof); or (e) otherwise require stockholder approval to be effective under Section 422 of the Code or by the stock exchange on which the Class A Common Stock is listed. Notwithstanding anything to the contrary contained herein, the Committee may amend the terms of any outstanding Benefit or any provision of the Plan as the Committee deems necessary to ensure compliance with Section 409A of the Code. 22. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws). 23. Compliance with Section 409A of the Code and Section 457A of the Code (a) General. The Company intends that any Benefits be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the Benefits. The Plan shall be interpreted in accordance with such intention and, the Committee may, in its sole discretion and without a participant’s prior consent, amend the Plan and/or outstanding Benefits, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Benefit from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Benefit, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of grant of a Benefit. Any deferral of a Benefit must be exempt from or comply with Section 409A of the Code. If any Benefit or payment under the Plan or a Benefit Agreement is paid in two or more installments, for purposes of Section 409A, each installment shall be treated as a separate payment. In no event shall any member of the Company Group or any of their respective employees, directors, representatives or

10 agents be liable for any additional tax, interest or penalties that may be imposed on a participant under Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code. (b) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Benefit Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her “separation from service” (as defined below) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Benefit Agreement) on the date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 10 business days thereafter, but in no event later than the end of the applicable taxable year. (c) Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Benefit Agreement providing for the payment of any amounts or benefits that are considered “nonqualified deferred compensation” under Section 409A of the Code upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and the payment thereof prior to a “separation from service” would violate Section 409A of the Code. For purposes of any such provision of the Plan or any Benefit Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous service” or like terms shall mean a “separation from service.” (d) Section 457A. The Company intends that any Benefits be structured in compliance with, or to satisfy an exemption from, Section 457A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 457A”), such that there are no adverse tax consequences, interest, or penalties as a result of the Benefits and Section 457. The Committee may, in its sole discretion and without a participant’s prior consent, amend the Plan and/or Benefits, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Benefit from the application of Section 457A, (ii) preserve the intended tax treatment of any such Benefit, or (iii) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant. (e) No Guarantee. Nothing in this Plan shall be a guarantee of any particular tax treatment. 24. Recoupment Policy. Benefits awarded under the Plan shall be subject to any recoupment policies adopted by the Company Group as they exist from time to time. 25. Effective Date. The Plan was originally effective as of July 26, 2001, and was subsequently amended and restated on numerous occasions, including most recently on November 8, 2024.